REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 31, 2007, by and among Wherify Wireless, Inc. (the “Company”), a Delaware corporation and each purchaser signatory hereto (each a “Purchaser” and collectively, the “Purchasers”) of the Company’s Units and Laidlaw & Company (UK) Ltd., who received warrants (the “Agent Warrants”) in connection with the Offering as defined herein below.

This Agreement is made pursuant to the Subscription Agreement by and between the Company and the Purchasers (the “Subscription Agreement”), submitted in accordance with and subject to the terms and conditions described in the Subscription Agreement and the Confidential Information Memorandum of the Company dated as of May 11, 2007, including all documents incorporated by reference therein and all attachments, schedules and exhibits thereto (the “PPM”), relating to the offering (the “Offering”) by the Company, on an “any or all” basis of up to twenty five (25) units (each a “Unit,” and, collectively, the “Units”), at a price of $100,000 per Unit for a total aggregate principal amount of $2,500,000. Each Unit consists of (i) one hundred (100) shares of Series B Preferred Stock and (ii) a warrant (the “Investor Warrants”), to purchase that number of Warrant Shares equal to 25% of the number of Conversion Shares issuable upon conversion of the Series B Preferred.

The Company and the Purchaser hereby agree as follows:

1.  Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given such terms in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s common stock par value $0.01 per share.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Series B Preferred.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Closing Date” shall mean the closing of the Offering.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities (including any permitted assignee).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

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“Losses” shall have the meaning set forth in Section 5(a).

“Series B Preferred” means the Series B Convertible Preferred Stock of the Company with a per share stated value of $1,000 included in the Units sold in the Offering.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (i) the Underlying Shares, and (ii) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization, anti-dilution adjustment or similar event with respect to the foregoing or in connection with any provisions in the Series B Preferred and/or Warrants.

“Registration Statement” means the registration statement required to be filed hereunder (which, at the Company's option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Share Increase” means an authorized increase of Common Stock of no less than 100 million additional shares of Common Stock.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), and (ii) hereof, then Trading Day shall mean a Business Day;

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“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Capital Market, the OTC Bulletin Board or the Pink Sheets.

“Underlying Shares” means all (i) Conversion Shares, and (ii) Warrant Shares issued to the Holders, its successors and assigns, and Laidlaw & Company (UK) Ltd and its successors or assigns in each case as contemplated in the offering.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means the Investor Warrants and the Agent Warrants.

2.  Registration.

(a)  Mandatory Registration. The Company shall, no later than fifteen (15) Business Days from the date of the Share Increase, file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form S-1, Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, Form SB-2 or Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain the Plan of Distribution in substantially the form attached hereto as Annex A (which may be modified to respond to comments, if any, received by the Commission). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earliest of (i) such time as all of the Registrable Securities covered by the Registration Statement have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act, or (ii) such time as all of the Registrable Securities covered by such Registration Statement can have all SEC restrictive legends removed may be sold by the Holders pursuant to Rule 144(k) and legal counsel acceptable to the Holders and the Company’s then transfer agent, providing such transfer agent and such Holders a legal opinion authorizing the removal of all Rule 144 restrictive legends and indicating all such Registrable Securities may be sold and/or transferred without restrictions and/or limitations (the “Effectiveness Period”).

(b)  Piggyback Registrations Rights. If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or any post-effective amendment to existing registration statements or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination at least twenty (20) days prior to the filing of any such registration statement and shall automatically include in such registration statement all Registrable Securities; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

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(c)  Filing Default Damages, Etc. If a Registration Statement covering the resale of the Registrable Securities (i) is not declared effective by the Commission on or before December 31, 2007 (the “Required Effective Date”), and the failure to have such Registration Statement declared effective by the SEC was not the direct result (as evidenced in the Commission’s written comments) by GPS Associates, LLC (“GPS”) inclusion for resale of the shares of Common Stock issuable upon conversion of shares of Series A Convertible Preferred Stock of the Company owned by GPS in such Registration Statement, and/or (ii) is declared effective by the Commission, but the Holders of Registrable Securities cannot sell their respective Registrable Securities thereunder (each being a “Registration Failure”), then the Company in each such case shall pay to the Holders of Registrable Securities, for each thirty (30) day period (or proportionally for any shorter period) of each Registration Failure, an amount in cash, as partial liquidated damages and not as a penalty, equal to one (1%) percent of the aggregate gross proceeds paid by the Holders for the Units. All liquidation damages as a result of such Registration Failure shall be paid on the 31st day following each initial Registration Failure and on each 30th day thereafter until such Registration Failure is cured by the Company. If the Company fails to pay any required liquidated damages pursuant to this Section 2(c) in full by each required payment date, the Company shall pay interest thereon at a rate of 14% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holders, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such accrued but unpaid interest thereon, are paid in full.

(d) Selling Shareholder Questionnaire. Notwithstanding paragraphs (a), (b), and (c) above, the Company shall not be required to register any Registrable Securities or be liable for any damages to any particular Purchaser or successor who does not respond fully to the questionnaire as provided to each selling shareholder, including each supplement thereto necessary for the Company to comply with applicable legal requirements and reasonably respond to comments, if any, received by the Commission.

3.  Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

(a)  Not less than three (3) business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holder a draft of the Registration Statement.

(b)  (i) Use its best efforts to prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

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(c)  Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders, subject, if appropriate, to the execution of confidentiality agreements in form acceptable to the Company); and (C) when the Registration Statement or any post-effective amendment has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)  Prior to any resale of Registrable Securities by a Holder, use its best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do such other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

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(f)  Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)  Use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission relating to the registration of the Registrable Securities pursuant to the Registration Statement or otherwise.

(h)  The Company shall use its best efforts to either (a) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (b) either the Nasdaq Global Market or the Nasdaq Capital Market, or a stock exchange, or secure the inclusion for quotation on the OTC Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities, or, the “Pink Sheets.” The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

(i)The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder so long as the Holder owns any Registrable Securities; provided, however, the Company may delay any such filing but only pursuant to Rule 12b-25 under the Exchange Act, and the Company shall take such further reasonable action as the Holder may reasonably request (including, without limitation, promptly obtaining any required legal opinions from Company counsel necessary to effect the sale of Registrable Securities under Rule 144 and paying the related fees and expenses of such counsel), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

4.  Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement, other than fees and expenses of counsel or any other advisor retained by the Holders and discounts and commissions with respect to the sale of any Registrable Securities by the Holders. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

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5.  Indemnification

(a)  Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, agents and employees of it, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party’s actions to enforce the provisions of this Section 5) (collectively, “Losses”), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except if (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) to the Company by or on behalf of such Holder for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective or (3) the failure of the Holder to deliver a prospectus prior to the confirmation of a sale.

(b)  Indemnification by Holder. The Holder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) the Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished (or in the case of an omission, not furnished) in writing by or on behalf of such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished (or in the case of an omission, not furnished) in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), or (3) the failure of the Holder to deliver a Prospectus prior to the confirmation of a sale. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by the Holder from the offering in connection with such Registration Statement.

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(c)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ competent counsel in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

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6.  Miscellaneous.

(a)  Compliance. The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(b)  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders.

(c)  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, (ii) the third Trading Day following the date of mailing, if sent by first-class, registered or certified mail, postage prepaid, (iii) the Trading Day following transmission by electronic mail with receipt confirmed or acknowledged, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Subscription Agreement.

(d)  Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Notwithstanding anything to the contrary provided herein or elsewhere, this Section 6(d) does not directly and/or indirectly relieve the Company of any of its obligations set forth in this Agreement or relieve the Company of any liability resulting from any breach of this Agreement by it.

(e)  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder.

(f)  Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(g)  Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

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(h)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

WHERIFY WIRELESS, INC.

By:
Name:
Title:

See Omnibus Signature Page of Subscription Agreement for Purchasers’ Signatures

ANNEX A

Plan of Distribution

The selling stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker/dealer solicits purchasers;

•	block trades in which the broker/dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker/dealer as principal and resale by the broker/dealer for its account;

•	an exchange distribution in accordance with the Rules of the applicable exchange;

•	privately negotiated transactions;

•	broker/dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker/dealers engaged by the selling stockholders may arrange for other brokers/dealers to participate in sales. Broker/dealers may receive commissions from the selling stockholders (or, if any broker/dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions to exceed what is customary in the types of transactions involved.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

Annex A - 1

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholders may not use shares registered on this registration statement to cover short sales of common stock made prior to the date on which this registration statement shall have been declared effective by the Commission.

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. If a selling stockholder is deemed to be an underwriter, the selling stockholder may be subject to certain statutory liabilities including, but not limited to Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act. Selling stockholders who are deemed underwriters within the meaning of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. The SEC staff is of a view that selling stockholders who are registered broker-dealers or affiliates of registered broker-dealers may be underwriters under the Securities Act. We will not pay any compensation or give any discounts or commissions to any underwriter in connection with the securities being offered by this prospectus.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

Annex A - 2

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We are required to pay certain fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (i) the date when the selling stockholders may sell all securities registered under the registration statement under Rule 144 without volume or other restrictions or limits, and (ii) such time as all securities registered under the registration statement are eligible to have all restrictive legends removed pursuant to Rule 144(k) and legal counsel acceptable to the stockholders and the Company’s then transfer agent provides such transfer agent and stockholders a legal opinion authorizing the removal of all restrictive legends and indicating all such securities may be sold and/or transferred without restrictions and/or limitations and (iii) the date the selling stockholders no longer own any of the securities registered under the registration statement.

Annex A - 3

EXHIBIT A

SELLING STOCKHOLDER QUESTIONNAIRE

Ladies and Gentlemen:

The undersigned beneficial owner of securities of Wherify Wireless, Inc. (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1, Form SB-2 (or other applicable form) (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended certain shares of the Company’s common stock (the “Registrable Securities”) in accordance with the terms of the Registration Rights Agreement, dated [___________] among the Company and the Purchasers named therein.

I understand that I will be named as a selling stockholder (a “Selling Stockholder”) in the prospectus (the “Prospectus”) that forms a part of the Registration Statement and that the Company will use the information that I provide in this Questionnaire to ensure the accuracy of the Registration Statement and the Prospectus.

Certain legal consequences arise from being named as a Selling Stockholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Stockholder in the Registration Statement and the related prospectus.

Enclosed with this Questionnaire is a draft of the Plan of Distribution section of the Registration Statement.

Please complete and return one executed copy of this Questionnaire, together with any comments you may have on the Plan of Distribution, as soon as possible and in any event no later than [ ] (Pacific time) on [ ], 2007, to [ ], which date must be no earlier than ten (10) business days prior to the expressly stated filing date of the Registration Statement.

Please keep an extra copy of the completed Questionnaire, since as described on the signature page of the Questionnaire, you must promptly update your answers to the Questionnaire if your answers change, by providing updated information to the person indicated at the end of this Questionnaire.

Exhibit A - 1

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

Please answer every question. If the answer to any question is “NONE” or “NOT APPLICABLE,” please so state. Please Type or Print all Responses

1.	Name.

(a) Full legal name of Selling Stockholder exactly as it should appear in the Registration Statement:

__________________________________________________________________

(b) Full legal name of registered holder (if not the same as (a) above through which the Registrable Securities listed in Item 6 are held:

__________________________________________________________________

(c) For Selling Stockholders that are not natural persons, full legal name of natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire:

__________________________________________________________________

2.	Manner of Ownership of Registrable Securities:

Individual _______ Community Property ________  Tenants in Common _______

Joint Tenants with Rights of Survivorship ________  Corporate ________

Partnership ______ Trust ________ Other ___________________________

3.	Contact Information for Notices to Selling Stockholder.

Provide the address, telephone number, fax number and email address where you can be reached during business hours.

Address:

Phone:

Fax:

Exhibit A - 2

Email:

4.
Relationship with the Company. Describe the nature of any position, office or other material relationship you or your affiliate(s) have had with the Company during the past three years, or arrangements with the Company to be performed in the future.

5.	Organizational Structure. Please indicate or (if applicable) describe how you are organized.

(a)	Are you a natural person? (if so, please mark the box and go to Question 6)	☐ Yes ☐ No

(b)	Are you a reporting company under the 1934 Act? (if so, please mark the box and go to Question 6)	☐ Yes ☐ No

(c)	Are you a majority-owned subsidiary of a reporting company under the 1934 Act? (if so, please mark the box and go to Question 6)	☐ Yes ☐ No

(d)	Are you a registered investment fund under the 1940 Act? (if so, please mark the box and go to Question 6)	☐ Yes ☐ No

If you have answered "no" to all of the foregoing questions, please describe: (i) the exact legal description of your entity (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above), (iii) the names of each person or persons having voting and investment control over the Registrable Securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

Legal Description of Entity:

Name of Entity(ies) Managing Such Entity (if any):

Name of Entity(ies) Managing such Entity(ies) (if any):

Name(s) of Natural Persons Having Voting or Investment

Exhibit A - 3

Control Over the Shares Held by such Entity(ies):

6.
Ownership of the Company’s Securities. This question covers your beneficial ownership of the Company’s securities as of the date this Questionnaire is signed. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” In particular, please note that the right to acquire a security within 60 days may deem you a beneficial owner of the underlying shares.

(a)	State the number of shares of the Company’s securities that you beneficially own:

(b)
State the number of shares of the Company’s securities that you have the right to acquire under any Warrants, Options or other rights, or upon conversion of any security convertible into securities. Please list each Warrant, Option, right, or convertible security separately below (attach additional sheets if necessary):

Option, Warrant, Right, or Convertible Security	Number of Shares which May be Acquired on Exercise or Conversion	Exercise or Conversion Price	Date First Exercisable or Convertible	Termination Date

(c)
As to the securities indicated as being beneficially owned, does any person other than you have either: (i) the sole or shared power to vote or to direct the vote of any of such securities and (ii) the sole or shared power to dispose or to direct the disposition of any of such securities? If the answer is “yes” to either of the foregoing questions, please set forth the name, address and title/capacity (e.g., parent, legal guardian, joint owners (if securities are held jointly), executor, etc.) of each person who has such power or with whom the indicated beneficial owner shares such power, together with the number of shares to which such right relates.

Exhibit A - 4

(d)
As to the securities indicated as being beneficially owned, if you or the beneficial owners listed in response to (c) immediately above are entities (e.g., trusts, corporations, partnerships, LLCs, etc.) rather than individuals, please set forth the name, address and title/capacity (e.g., trustee, president, partner, etc.) of each individual who has (i) the sole or shared power to vote or to direct the vote of any of such securities or (ii) the sole or shared power to dispose or to direct the disposition of any of such securities, together with the number of shares to which such right relates. Please also indicate the state or other jurisdiction in which the entity is organized or domiciled.

(e)
State the number of shares of Registrable Securities proposed to be sold under the Registration Statement (including shares of Registrable Securities underlying Warrants and Options, rights or convertible securities):

(f)	Have you agreed to act in concert with any other persons or affiliates of the Company for the purpose of selling the Registrable Securities?

Yes _____ No _____

If “Yes,” give full details.

7.
Acquisition of Registrable Securities. Please describe below the manner in which you acquired your Registrable Securities including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents.

8.
Plan of Distribution. I have reviewed the proposed “Plan of Distribution” attached hereto as Annex A, and agree that the statements contained therein reflect my intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, I have attached to this Questionnaire any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete. ☐ (Please check the box if you have made any changes to Annex A)

Exhibit A - 5

9.
Short Positions. Do you currently have open, or since the time you became aware of the Company’s offering, have you participated in any short position in the Company’s shares? ☐ Yes ☐ No. If yes, please describe all material terms such as dates, amounts, etc. [Note: Each subscriber in the Registration Rights Agreement agreed not to short]

10.
Reliance on Responses. I acknowledge and agree that the Company and its legal counsel shall be entitled to rely on my responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any shares of Registrable Securities of the Company pursuant to the Registration Statement.

11.
BROKER-DEALER STATUS. The Commission may request, in connection with its review of the Registration Statement and Prospectus that the Company inform them of the names of all Selling Stockholders that are members of the National Association of Securities Dealers, Inc. (“NASD”) and/or affiliates or associated persons of members of the NASD. In order to aid the Company in responding to such request, please state whether:

(a)	You or any of your affiliates or any members of your Immediate Family are a Member of the NASD	Yes ☐ No
(b)	You or any of your affiliates or any members of your Immediate Family are a Person Associated with a Member of the NASD	Yes ☐ No
(c)	You or any of your affiliates or any members of your Immediate Family are an affiliate of a Member of the NASD	Yes ☐ No
(d)	You or any of your affiliates own stock or other securities of any Member of the NASD or an affiliate of a Member of the NASD.	Yes ☐ No
(e)	You or any of your affiliates have made a subordinated loan to any Member of the NASD	Yes ☐ No

If you marked “Yes” to any of the questions above, please complete the following:

(a) Please briefly describe the facts below, giving the names of the Members of the NASD to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of affiliates, immediate family, etc.).
.

Exhibit A - 6

(b) Did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes _____ No _____

Note: If the answer to the forgoing is “No”, the Commission's staff has indicated that Selling Stockholders who are broker-dealers or their affiliates should be identified as underwriters in the Registration Statement.

(c) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes _____ No _____

Note: If the answer to the foregoing is “No”, the Commission's staff has indicated that the Selling Stockholder should be identified as an underwriter in the Registration Statement.

Please acknowledge that your answers to the foregoing questions are true and correct to the best of your information and belief by signing and dating this Questionnaire where indicated below. Please return the completed executed Questionnaire to the undersigned by [___________].

Exhibit A - 7

If at any time you discover that your answer to any question was inaccurate, or if any event occurring after your completion hereof would require a change in your answer to any questions, please immediately contact [______________]l.

Date:                     `
(Print name of selling stockholder)

By:
(Signature)

Name:
(Print name)

Title:

Exhibit A - 8

APPENDIX A

1.	Definition of “Beneficial Ownership”

(a)	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(1)	Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(2)	Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

(b)
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

(c)
Notwithstanding the provisions of paragraph (a), a person is deemed to be the “beneficial owner” of a security, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in paragraphs (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

Exhibit A - 1